================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------



Date of Report (Date of earliest event reported): January 13, 2000


                         Tanner's Restaurant Group, Inc.
                         -------------------------------
               (Exact name of Registrant as specified in charter)



            Texas                     33-95796                   76-0406417
            -----                     --------                   ----------
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


5500 Oakbrook Parkway, Suite 260, Norcross, Georgia                30093
---------------------------------------------------                -----
(Address of principal executive offices)                        (Zip Code)

                                 (770) 248-2298
                                 --------------
              (Registrant's Telephone Number, including Area Code)


================================================================================

Item 5. Other Events.

     Tanner's Restaurant Group, Inc. is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission its press release dated January 13, 2000.


Item 7. Financial Statements and Exhibits

(a)  Exhibits

     Exhibit No.       Description
     -----------       -----------

     99.1              Press release dated January 13, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TANNER'S RESTAURANT GROUP, INC.


Dated: January 13, 2000                  By: /s/ Robert J. Hoffman
                                         -------------------------
                                         Robert J. Hoffman
                                         Senior Vice President

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release dated January 13, 2000.